UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2016

SUNOVION CNS DEVELOPMENT CANADA ULC

(Exact name of registrant as specified in its charter)

Canada	001-37426	98-1226819
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

828 Richmond Street West, Toronto, Ontario, Canada (Address of principal executive offices)	M6J 1C9 (Zip Code)

Registrant’s telephone number, including area code: 416-703-2449

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously announced, on October 21, 2016, Cynapsus Therapeutics Inc., a corporation organized under the federal laws of Canada (“Cynapsus”) and a wholly-owned subsidiary of Cynapsus (“Company Sub”) were acquired by Sunovion CNS Development Canada ULC, an unlimited liability company existing under the laws of the Province of British Columbia (“Acquiror”), a wholly-owned subsidiary of Sunovion Pharmaceuticals Inc., a Delaware corporation (“Parent”) pursuant to section 192 of the Canada Business Corporations Act and an Arrangement Agreement dated August 31, 2016 (the “Arrangement Agreement”) by and among Cynapsus, Parent, and Acquiror. In connection with the closing of the transactions described under the Arrangement Agreement, Cynapsus, the Company Sub and Acquiror were amalgamated under the laws of the Province of British Columbia effective as of 5:30 p.m. on October 21, 2016. The amalgamated company is named Sunovion CNS Development Canada ULC (“Amalco”). The Articles of Amalco are attached as Exhibit 3.5 to Cynapsus’s Current Report on Form 8-K filed with the United States Securities and Exchange Commission on October 21, 2016, and are incorporated herein by reference. A copy of the Certificate of Amalgamation and notice of articles of Amalco governed by the laws of the Province of British Columbia are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

d) Exhibits

Exhibit No.	Description
3.1*	Certificate of Amalgamation, dated October 21, 2016
3.2*	Notice of Articles of Sunovion CNS Development Canada ULC
3.5	Articles of Sunovion CNS Development Canada ULC (incorporated by reference to Exhibit 3.5 to Cynapsus’s Current Report on Form 8-K filed on October 21, 2016)

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 24, 2016

Sunovion CNS Development Canada ULC

By:	/s/ Gregory Bokar
Name:	Gregory Bokar
Title:	Director

[ Signature Page to Form 8-K ]

EXHIBIT INDEX

Exhibit No.	Description
3.1*	Certificate of Amalgamation, dated October 21, 2016
3.2*	Notice of Articles of Sunovion CNS Development Canada ULC
3.5	Articles of Sunovion CNS Development Canada ULC (incorporated by reference to Exhibit 3.5 to Cynapsus’s Current Report on Form 8-K filed on October 21, 2016)

*	Filed herewith.